                                                                   EXHIBIT 5(d)




                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Paul A. Biddelman
                                                  ------------------------------

                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it has not or will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or
(ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement, and except that the foregoing agreement shall not extend to (a) the pledge by Ringwood Limited, individually or together with Parkwood Limited, of 200,000 shares of ITI Common Stock pursuant to a Secured Loan Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among the undersigned, Douglas K. Chick, Ringwood Limited and Sanmartin Company, and (b) the pledge by Ringwood Limited of 255,801 shares of ITI Common Stock pursuant to a Stock Pledge Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among the undersigned, Ringwood Limited, Brian Chandler and the Company, and

(c) open market brokerage transactions in the over-the-counter market effectuated on or prior to August 1, 1995 by Parkwood Limited, Ringwood Limited and/or Brian Chandler covering up to 30,000 shares of ITI Class A Common Stock in the aggregate.


         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Brian Chandler
                                                  ------------------------------
                                                  Brian Chandler

                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it has not or will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or
(ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement, and except that the foregoing agreement shall not extend to (a) the pledge by by Ringwood Limited, individually or together with Parkwood Limited, of 200,000 shares of ITI Common Stock pursuant to a Secured Loan Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among the undersigned, Ringwood Limited, Brian Chandler and Sanmartin Company, and (b) the pledge by Ringwood Limited of 255,801 shares of ITI Common Stock pursuant to a Stock Pledge Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among the undersigned, Ringwood Limited, Brian Chandler and the Company and

(c) open market brokerage transactions in the over-the-counter market effectuated on or prior to August 1, 1995 by Ringwood Limited, Parkwood Limited and/or Brian Chandler covering up to 30,000 shares of ITI Class A Common Stock in the aggregate.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Douglas K. Chick
                                                  ------------------------------
                                                  Douglas K. Chick

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement, and except that the foregoing agreement shall not extend to open market brokerage transactions in the over-the-counter market effectuated on or prior to August 1, 1995 covering up to 24,000 shares of ITI Common Stock in the aggregate.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/William Gorham
                                                  ------------------------------
                                                  William Gorham

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Anthony W. Hooper
                                                  ------------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/James D. Krugman
                                                  ------------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                   s/David Mandelbaum
                                                   -----------------------------
                                                   David Mandelbaum

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                   s/William A. Martin
                                                   -----------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                   s/Robert W. Pittman
                                                   -----------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Jean-Paul Richard
                                                  ------------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Steven Roth
                                                  ------------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Silas Spengler
                                                  ------------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Raymond P. Toth
                                                  ------------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Sheldon Weinig
                                                  ------------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Russell B. Wight, Jr.
                                                  ------------------------------

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                                  s/Russell B. Wight, Jr.
                                                  ------------------------------
                                                  Interstate Properties

                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it has not or will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or
(ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement, and except that the foregoing agreement shall not extend to (a) the pledge by Ringwood Limited, individually or together with Parkwood Limited, of 200,000 shares of ITI Common Stock pursuant to a Secured Loan Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among Ringwood Limited, Douglas K. Chick, Brian Chandler and Sanmartin Company, and (b) the pledge by Ringwood Limited of 255,801 shares of ITI Common Stock pursuant to a Stock Pledge Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among Ringwood Limited, Brian Chandler, Douglas K. Chick and the Company and (c) open market brokerage transactions in the over-the-counter market effectuated on or prior to August 1, 1995 by Ringwood Limited, Parkwood Limited and/or Brian Chandler covering up to 30,000 shares of ITI Class A Common Stock in the aggregate..

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.

                                            BARFORD LIMITED, as Trustee
                                             of the Anthony Basmadjian
                                             Settlement



                                            By s/Howard Kailes
                                              ---------------------------------
                                               Howard Kailes
                                               Attorney-in-Fact

                                  May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it has not or will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or
(ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement, and except that the foregoing agreement shall not extend to (a) the pledge by the undersigned, individually or together with Ringwood Limited, of 200,000 shares of ITI Common Stock pursuant to a Secured Loan Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among Ringwood Limited, Douglas K. Chick, Brian Chandler and Sanmartin Company, and (b) the pledge by Ringwood Limited of 255,801 shares of ITI Common Stock pursuant to a Stock Pledge Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among Ringwood Limited, Brian Chandler, Douglas K. Chick and the Company and (c) open market brokerage transactions in the over-the-counter market effectuated on or prior to August 1, 1995 by the undersigned, Ringwood Limited and/or Brian Chandler covering up to 30,000 shares of ITI Class A Common Stock in the aggregate.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.

                                            PARKWOOD LIMITED, as Trustee
                                             of the Anthony Basmadjian "P"
                                             Settlement



                                            By s/Howard Kailes
                                              ---------------------------------
                                               Howard Kailes
                                               Attorney-in-Fact

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it has not or will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or
(ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement, and except that the foregoing agreement shall not extend to (a) the pledge of 200,000 shares of ITI Common Stock by the undersigned individually, or together with Parkwood Limited, pursuant to a Secured Loan Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among the undersigned, Douglas K. Chick, Brian Chandler and Sanmartin Company, and (b) the pledge of 255,801 shares of ITI Common Stock pursuant to a Stock Pledge Agreement dated July 3, 1992, as hereinbefore and hereinafter from time to time amended, among the undersigned, Brian Chandler, Douglas K. Chick and the Company and (c) open market brokerage transactions in the over-the-counter market effectuated on or prior to August 1, 1995 by the undersigned, Parkwood Limited and/or Brian Chandler covering up to 30,000 shares of ITI Class A Common Stock in the aggregate.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.

                                           RINGWOOD LIMITED


                                           By s/Howard Kailes
                                             -----------------------------------
                                              Howard Kailes
                                              Attorney-in-Fact

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/Robert W. Affholder
                                        ----------------------------------------
                                        Robert W. Affholder

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/Jerome Kalishman
                                        ----------------------------------------
                                        Jerome Kalishman

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.


                                        s/Jerome Kalishman
                                        ----------------------------------------


                                        s/Nancy Kalishman
                                        ----------------------------------------
                                        Jerome Kalishman and
                                         Nancy Kalishman, as tenants
                                         by the entirety

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/Jerome Kalishman
                                        ----------------------------------------
                                        Jerome Kalishman as Trustee for
                                         the Jerome Kalishman and Nancy
                                         Kalishman Family Fund
                                         by the entirety

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/Jerome Kalishman
                                        ----------------------------------------
                                        Jerome Kalishman, as Trustee
                                        of the Jerome Kalishman and
                                        Nancy Kalishman Irrevocable
                                        Grandchildren's Trust

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/Nancy F. Kalishman
                                        ----------------------------------------
                                        Nancy F. Kalishman

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/Robert M. Leopold
                                        ----------------------------------------
                                        Robert M. Leopold

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/Lee M. Liberman
                                        ----------------------------------------
                                        Lee M. Liberman

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/Joseph F. Olson
                                        ----------------------------------------
                                        Joseph F. Olson

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/Alvin J. Siteman
                                        ----------------------------------------
                                        Alvin J. Siteman

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.




                                        s/James L. Tadtman
                                        ----------------------------------------
                                        James L. Tadtman

                                                                    May 23, 1995

Insituform Technologies, Inc.
1770 Kirby Parkway
Suite 300
Memphis, Tennessee  38138

Insituform Mid-America, Inc.
17988 Edison Avenue
Chesterfield, Missouri 63005


Gentlemen:

         In furtherance of the Agreement and Plan of Merger dated May 23, 1995 (the "Agreement") among Insituform Technologies, Inc., a Delaware corporation (the "Company"), ITI Acquisition Corp., a Delaware corporation ("ITI Sub"), and Insituform Mid-America, Inc., a Delaware corporation ("IMA"), the undersigned hereby agrees that he or it will not sell, transfer, pledge, hypothecate or otherwise convey or dispose of or enter into any contract or arrangement for the sale, transfer, pledge, hypothecation, conveyance or other disposition of any shares of Class A Common Stock, $.01 par value ("IMA Class A Common Stock"), of IMA, any shares of Class B Common Stock $.01 par value ("IMA Class B Common Stock"), of IMA, or any shares of Class A Common Stock, $.01 par value (the "ITI Common Stock"), of the Company, owned by the undersigned from the date hereof until the earlier of (i) the termination of the Agreement or (ii) the date of the first publication of the operating results of the Company covering at least a 30-day period after the merger of IMA and ITI Sub has been consummated, without the prior written consent of the Company, except that the undersigned may convert any shares of IMA Class B Common Stock into shares of IMA Class A Common Stock prior to the consummation of the transactions contemplated by the Agreement.

         In order to enable you to enforce the aforesaid covenant, the undersigned hereby consents to placing stop-transfer orders with the transfer agents, respectively, of the IMA Class A Common Stock, with respect to any of the IMA Class A Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the IMA Class B Common Stock, with respect to any of the IMA Class B Common Stock registered in the name of the undersigned or beneficially owned by the undersigned, and with the transfer agent of the ITI Common

Stock, with respect to any of the ITI Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.

                                        XANADU INVESTMENTS, L.P.


                                        s/Jerome Kalishman
                                        ----------------------------------------
                                        Jerome Kalishman, General Partner